FREEDOM DAY DIVIDEND ETF Ticker Symbol: MBOX Listed on NYSE Arca, Inc.	SUMMARY PROSPECTUS January 31, 2026 https://freedomdaydividend.com/mbox/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated January 31, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://freedomdaydividend.com/mbox/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Freedom Day Dividend ETF (the “Fund”) seeks dividend growth.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”).
You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.39%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$40	$125	$219	$493
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 40%.
PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in equity securities that Freedom Day Solutions, LLC, the Fund’s investment sub-adviser (the “Sub-Adviser”) believes have the potential to provide rising dividend income streams to the Fund over time. The Fund defines “equity securities” to mean common stock, depositary receipts (e.g., American Depositary Receipts (“ADRs”), and equity interests in real estate investment trusts.

Generally, the Sub-Adviser recommends investments using both fundamental analyses and quantitative methods. The Sub-Adviser analyzes the universe of equity securities trading on U.S. stock exchanges with market capitalizations generally above $1 billion (i.e., large- and mid-capitalization companies).
The Sub-Adviser strives to identify dividend-paying companies with the potential for increasing dividend payments in the future. The Sub-Adviser first analyzes securities using a fundamental analysis, which seeks to measure the security’s intrinsic value as measured by price multiples, earnings ratios, and other measures of value relative to the price of the security. Thereafter, the Sub-Adviser uses quantitative metrics to seek to identify dividend-paying companies that have potential for multiple dividend increases over time. The Sub-Adviser will assess company metrics, such as dividend payment history (both short-term (trailing twelve months) and long-term (multiple-year periods)), free cash flow, dividend growth rate, and other technical factors to assess the likelihood of a candidate company’s ability to provide ongoing, and increasing, dividend payments. Using those techniques, the Sub-Adviser scores potential investments based on its estimate of their dividend strength. Using those scores, the Sub-Adviser ranks potential investments. In general, the Sub-Adviser evaluates potential candidates on a monthly basis. In addition, market movements or other factors may induce the Sub-Adviser to re-evaluate the Fund’s portfolio holdings more frequently. The Sub-Adviser generally assigns less weight to a company’s current dividend yield or declared dividends than the other factors noted above.
The Fund is generally expected to hold securities of approximately 30 to 50 companies at any given time. The Fund is not managed relative to a particular securities index or securities benchmark. Rather, Sub-Adviser makes investment recommendations based on the results of its research processes. During normal market conditions, the Fund’s portfolio will be comprised of securities ranked highest based on the Sub-Adviser’s assessment of their potential to generate increased levels of dividend payments over time.
As of September 30, 2025, the Fund had significant exposures to the following sectors: Financials and Information Technology.
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in dividend-paying securities. The Fund’s 80% policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
High Dividend Style Risk. While the Fund may hold securities of companies that have historically paid a high dividend yield or the Sub-Adviser determines appears likely to pay a high dividend in the future, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Low priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Financials Sector Risk. This sector, which includes banks, insurance companies, and financial service firms, can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and fallout from the housing and sub-prime mortgage crisis. Banks, in particular, are subject to volatile interest rates, severe price competition, and extensive government oversight and regulation, which may limit certain economic activities available to banks, impact their fees and overall profitability, and establish capital maintenance requirements. In addition, banks may have concentrated portfolios of loans or investments that make them vulnerable to economic conditions that affect that industry. Insurance companies are subject to similar risks as banks, including adverse economic conditions, changes in interest rates, increased competition and government regulation, but insurance companies are more at risk from changes in tax law, government imposed premium rate caps, and catastrophic events, such as earthquakes, floods, hurricanes and terrorist acts. This sector has experienced significant losses in the recent past, and the impact of higher interest rates, more stringent capital requirements, and of recent or future regulation on any individual financial company, or on the sector as a whole, cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in the financial sector and have caused significant losses.
Information Technology Sector Risk. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.
Quantitative Security Selection Risk. Data for some companies may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses quantitative models, and its processes could be adversely affected if erroneous or outdated data is utilized. In addition, securities selected using a quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on NYSE Arca, Inc. (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.

•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
REITs Risk. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the Fund. In addition, REITs have their own expenses, and the Fund will bear a proportionate share of those expenses. The value of a REIT may be affected by changes in interest rates.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Depositary Receipt Risk. ADRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. Investment in ADRs may be more or less liquid than the underlying shares in their primary trading market. Depositary receipts may be “sponsored” or “unsponsored” and may be unregistered and unlisted. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://freedomdaydividend.com/mbox/ or by calling the Fund at (215) 330-4476.
Calendar Year Total Returns
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 12.70% (quarter ended March 31, 2024) and the Fund’s lowest return for a calendar quarter was (9.89)% (quarter ended June 30, 2022).

Average Annual Total Returns (for periods ended December 31, 2025)	1 Year	Since Inception (5/4/21)
Return Before Taxes	8.64%	9.79%
Return After Taxes on Distributions	8.16%	9.24%
Return After Taxes on Distributions and Sale of Shares	5.43%	7.64%
Solactive GBS U.S. 1000 Index (reflects no deduction for fees or expenses)[1]	17.01%	11.58%
1Index assumes withholding taxes on dividends.
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
The Solactive GBS U.S. 1000 Index intends to track the performance of the largest 1000 companies from the U.S. stock market and is based on the Solactive Global Benchmark Series. Constituents are selected based on company market capitalization and weighted by free float market capitalization.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	Freedom Day Solutions, LLC
PORTFOLIO MANAGERS
Ryan Krueger, Investment Manager of the Sub-Adviser, has been primarily responsible for the day-to-day management of the Fund since 2021. Mr. Krueger provides his recommendations to Messrs. Wm. Joshua Russell and Richard Shaner, Portfolio Managers of the Adviser, who, since 2023 and 2022, respectively, are also primarily and jointly responsible for the day-to-day management of the Fund.

PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an IRA or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.